Supplement dated September 14, 2026 to the Statutory Prospectus dated May 1, 2026 for the following variable life insurance policy issued by Pacific Life Insurance Company:

MVP VUL 11

MVP VUL 11 LTP

Pacific Select® VUL 2

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Prospectus (the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

 As of October 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section has been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
PIMCO Global Managed Asset Allocation Portfolio – Institutional Class; Pacific Investment Management Company, LLC	0.71%[1]

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. 15-53362